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                                                                  EXHIBIT 10.1.1


                                 AMENDMENT NO. 1
                                       TO
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT


         This AMENDMENT NO. 1 TO REVOLVING CREDIT AND TERM LOAN AGREEMENT dated as of May 31, 2001 (this "Amendment"), by and among DAVE & BUSTER'S, INC. ("D & B"), the Subsidiaries of D&B (D&B collectively with such subsidiaries, the "Borrowers"), FLEET NATIONAL BANK ("FNB"), the other lending institutions listed on Schedule 1 to the Credit Agreement (together with FNB, the "Banks") and FNB as administrative agent for the Banks (the "Agent"), amends certain provisions of the Revolving Credit and Term Loan Agreement, dated as of June 30, 2000 among the Borrowers, the Banks, the Agent and Bank One, Texas, N.A., as documentation agent (as amended and in effect from time to time, the "Credit Agreement"). Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

         WHEREAS, D & B has created a new subsidiary, Dave & Buster's of Hawaii, Inc.;

         WHEREAS, pursuant to Section 9.17 of the Credit Agreement, Dave & Buster's of Hawaii, Inc. is required to become a Borrower under the Credit Agreement and a party to the Security Documents;

         WHEREAS, the Borrowers, the Banks and the Agent desire to increase the aggregate permitted principal amount of the Revolving Credit Loans available under the Credit Agreement as provided more fully herein below;


         NOW THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. JOINDER TO CREDIT AGREEMENT AND SECURITY DOCUMENTS. Dave & Buster's of Hawaii, Inc. hereby joins the Credit Agreement and each of the Security Documents as a "Borrower" as defined therein as if it were an original signatory thereto, and further covenants and agrees that by its execution hereof it shall be bound by and shall comply with all the terms and conditions of the Credit Agreement and each of the Security Documents applicable to it as a Borrower.



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                                       2




         SECTION 2. AMENDMENT TO SCHEDULE 1 OF THE CREDIT AGREEMENT. Schedule 1 to the Credit Agreement is hereby amended by deleting such Schedule 1 in its entirety and substituting in place thereof the Schedule 1 attached to this Amendment and made a part hereof.

         SECTION 3. AMENDMENT TO SCHEDULE 8.18 OF THE CREDIT AGREEMENT. Schedule
8.18 to the Credit Agreement is hereby amended by deleting such Schedule 8.18 in its entirety and substituting in place thereof the Schedule 8.18 attached to this Amendment and made a part hereof.

         SECTION 4. AFFIRMATION AND ACKNOWLEDGMENT. Each Borrower hereby ratifies and confirms all of its Obligations to the Banks and the Agent, including, without limitation, the Loans, and the Borrowers hereby affirm their joint and several absolute and unconditional promise to pay to the Banks the Loans, the Reimbursement Obligations, and all other amounts due under the Credit Agreement as amended hereby. Each Borrower hereby confirms that the Obligations are and remain secured pursuant to the Security Documents and pursuant to all other instruments and documents executed and delivered by each Borrower as security for the Obligations.

         SECTION 5. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby represents and warrants to the Banks and the Agent as follows:

         (a) The execution and delivery by each Borrower of this Amendment and the Revolving Credit Note payable to the order of Guaranty Bank ("GB") executed and delivered in connection with this Amendment as provided in Section 6.2 of this Amendment (the "New Note") and the performance by each Borrower of its obligations and agreements under this Amendment, the Credit Agreement as amended hereby and the New Note are within the corporate authority of such Borrower, have been duly authorized by all necessary corporate proceedings on behalf of such Borrower, and do not and will not contravene any provision of law, statute, rule or regulation to which such Borrower is subject or any of such Borrower's charter, other incorporation papers, by-laws or any stock provision or any amendment thereof or of any agreement or other instrument binding upon such Borrower.

         (b) Each of this Amendment, the Credit Agreement as amended hereby and the New Note constitutes the legal, valid and binding joint and several obligations of each Borrower, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights.

         (c) No approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by each Borrower of this Amendment, the Credit Agreement as amended hereby or the New Note.



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         (d) The representations and warranties contained in Section 8 of the
Credit Agreement are true and correct at and as of the date made and as of the date hereof, except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date.

         (e) Each Borrower has performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and as of the date hereof, after giving effect to the provisions hereof, there exists no Event of Default or Default.

         SECTION 6. EFFECTIVENESS. This Amendment shall become effective upon the satisfaction of the following conditions precedent:

                  SECTION 6.1. JOINDER DOCUMENTS. Dave & Buster's of Hawaii Inc. shall duly execute and deliver to the Agent allonges to each of the Revolving Credit Notes and the Term Notes, an Agency Account Agreement, and certificates of insurance, in form and substance reasonably satisfactory to the Agent. D&B shall deliver to the Agent to be held under the Stock Pledge Agreement as security for the Obligations a Stock certificate representing all of the issued and outstanding Capital Stock of Dave & Buster's of Hawaii, Inc., together with a stock power duly executed in blank in form and substance reasonably satisfactory to the Agent.

                  SECTION 6.2. LOAN DOCUMENTS. Each of this Amendment, the Revolving Credit Note substantially in the form of Exhibit A to the Credit Agreement and payable to the order of GB reflecting the increase in the Revolving Credit Commitment of GB effected hereby, and all related documents shall have been duly executed and delivered by each of the Borrowers and, in the case of the Amendment and such other related documents, the other parties hereto, shall be in full force and effect and shall be in form and substance reasonably satisfactory to the Agent.

                  SECTION 6.3. CORPORATE ACTION. All corporate action necessary for the valid execution, delivery and performance by each Borrower of this Amendment, the New Note and each of the other related documents to which it is or is to become a party, shall have been duly and effectively taken, and evidence thereof reasonably satisfactory to the Agent shall have been provided to the Agent.

                  SECTION 6.4. CERTIFIED COPIES OF CHARTER DOCUMENTS; GOOD STANDING. The Agent shall have received from the Borrowers and each of their Subsidiaries (i) a certificate certifying that its charter or other incorporation documents and by-laws delivered to the Agent on the Closing Date have not been amended (or, if such documents have been amended, certified copies of such documents as so amended) and (ii) a good standing certificate for each Borrower issued



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         by the secretary of state of the jurisdiction under the laws of which such Borrower is organized.

                  SECTION 6.5. INCUMBENCY CERTIFICATE. The Agent shall have received from the Borrowers and each of their Subsidiaries an incumbency certificate, dated as of the date of this Amendment, signed by a duly authorized officer of such Person, and giving the name and bearing a specimen signature of each individual who shall be authorized: (i) to sign, in the name and on behalf of such Person, each of this Amendment and the New Note; (ii) in the case of each Borrower, to make Revolving Credit Loan Requests and Conversion Requests and to apply for Letters of Credit; and (iii) to give notices and to take other action on its behalf under the Loan Documents.

                  SECTION 6.6. VALIDITY OF LIENS. The Security Documents shall be effective to create in favor of the Agent for the benefit of the Banks and the Agent a legal, valid and enforceable first (except for Permitted Liens entitled to priority under applicable law) security interest in and lien upon the Collateral. All filings, recordings, deliveries of instruments and other actions necessary or desirable in the opinion of the Agent to protect and preserve such security interests shall have been duly effected. The Agent shall have received evidence thereof in form and substance satisfactory to the Agent.

                  SECTION 6.7. PERFECTION CERTIFICATES AND UCC SEARCH RESULTS. The Agent shall have received from the Borrowers and each of their Subsidiaries a completed and fully executed Perfection Certificate.

                  SECTION 6.8. ASSIGNMENT AND ACCEPTANCE. An Assignment and Acceptance substantially in the form of Exhibit F attached to the Credit Agreement and pursuant to which GB shall have assigned to ORIX Financial Services, Inc. ("Orix") a $2,500,000 interest in the Term Loan A advanced by GB shall have been executed by GB, ORIX, D&B, and the Agent and delivered to the Agent and the Borrowers shall have delivered to the Agent a Term A Note substantially in the form of Exhibit C to the Credit Agreement and payable to Orix in the amount of $2,500,000.

                  SECTION 6.9. NO MATERIAL ADVERSE CHANGE. The Agent shall be satisfied that there shall have occurred no material adverse change in the business, operations, assets, management, properties, financial condition, income or prospects of the Borrowers and their Subsidiaries taken as a whole since February 4, 2001.

                  SECTION 6.10. REPRESENTATIONS TRUE; NO EVENT OF DEFAULT.

                  Each of the representations and warranties of any of the Borrowers and their Subsidiaries contained in this Amendment, the Credit Agreement, the



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         other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Amendment or the Credit Agreement shall be true as of the date as of which they were made (except to the extent of changes resulting from transactions contemplated or permitted by this Amendment or the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default shall have occurred and be continuing.

                  SECTION 6.11. PROCEEDINGS AND DOCUMENTS. All proceedings in connection with the transactions contemplated by this Amendment and all other documents incident hereto shall be reasonably satisfactory in substance and in form to the Banks and to the Agent.


         SECTION 7. MISCELLANEOUS PROVISIONS.


         (a) Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument.

         (b) This Amendment is intended to take effect as an agreement under seal and shall be construed according to and governed by the laws of the Commonwealth of Massachusetts.

         (c) This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

         (d) Each Borrower hereby agrees to pay to the Agent, on demand by the Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Agent in connection with the preparation of this Amendment and the New Note (including legal fees).


               [THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]



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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.


                         DAVE & BUSTERS, INC.


                         By:   /s/ Charles Michel
                               -------------------------------------------------
                                  Name:  Charles Michel
                                  Title: Vice President


                         DAVE & BUSTER'S I, L.P.


                         By:   DAVE & BUSTER'S, INC., as general partner



                         By:   /s/ Charles Michel
                               -------------------------------------------------
                                  Name:  Charles Michel
                                  Title: Vice President


                         DAVE & BUSTER'S OF ILLINOIS, INC.



                         By:   /s/ Charles Michel
                               -------------------------------------------------
                                  Name:  Charles Michel
                                  Title: Vice President


                         DAVE & BUSTER'S OF GEORGIA, INC.



                         By:   /s/ Charles Michel
                               -------------------------------------------------
                                  Name:  Charles Michel
                                  Title: Vice President


                         DAVE & BUSTER'S OF PENNSYLVANIA, INC.



                         By:   /s/ Charles Michel
                               -------------------------------------------------
                                  Name:  Charles Michel
                                  Title: Vice President


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                         DANB TEXAS, INC.


                         By:   /s/ Charles Michel
                               -------------------------------------------------
                                  Name:  Charles Michel
                                  Title: Vice President


                         DAVE & BUSTER'S OF MARYLAND, INC.



                         By:   /s/ Charles Michel
                               -------------------------------------------------
                                  Name:  Charles Michel
                                  Title: Vice President


                         DAVE & BUSTER'S OF CALIFORNIA, INC.



                         By:   /s/ Charles Michel
                               -------------------------------------------------
                                  Name:  Charles Michel
                                  Title: Vice President


                         DAVE & BUSTER'S OF COLORADO, INC.



                         By:   /s/ Charles Michel
                               -------------------------------------------------
                                  Name:  Charles Michel
                                  Title: Vice President


                         DAVE & BUSTER'S OF NEW YORK, INC.



                         By:   /s/ Charles Michel
                               -------------------------------------------------
                                  Name:  Charles Michel
                                  Title: Vice President


                         DAVE & BUSTER'S OF FLORIDA, INC.



                         By:   /s/ Charles Michel
                           -----------------------------------------------------
                                  Name:  Charles Michel
                                  Title: Vice President



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                         DAVE & BUSTER'S OF PITTSBURGH, INC.



                         By:   /s/ Charles Michel
                           -----------------------------------------------------
                                  Name:  Charles Michel
                                  Title: Vice President
                                  '


                         DAVE & BUSTER'S OF HAWAII, INC.



                         By:   /s/ Charles Michel
                           -----------------------------------------------------
                                  Name:  Charles Michel
                                  Title: Vice President


                         D&B REALTY HOLDING, INC.



                         By:   /s/ Charles Michel
                           -----------------------------------------------------
                                  Name:  Charles Michel
                                  Title: Vice President


                         FLEET NATIONAL BANK, individually and as Agent



                         By:   /s/ J. Nicholos Cole
                           -----------------------------------------------------
                                  Name:  J. Nicholos Cole
                                  Title: Director



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                         ORIX FINANCIAL SERVICES, INC.



                         By:   /s/ R. Terry Standifer
                           -----------------------------------------------------
                                  Name:  R. Terry Standifer
                                  Title: Vice President



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                         BANK OF AMERICA, N.A.



                         By:   /s/ Karen O. Meyer
                           -----------------------------------------------------
                                  Name:  Karen O. Meyer
                                  Title: Senior Vice President



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                         BANK ONE, N.A.



                         By:   /s/ Wyatt Dickson
                           -----------------------------------------------------
                                  Name:  Wyatt Dickson
                                  Title: Vice President



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                         GUARANTY BANK



                         By:   /s/ Robert S. Hays
                               -------------------------------------------------
                                  Name:  Robert S. Hays
                                  Title: Senior Vice President



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                         TRANSAMERICA EQUIPMENT FINANCIAL SERVICES CORPORATION



                         By:   /s/ Randall Allemang
                               -------------------------------------------------
                                  Name:  Randall Allemang
                                  Title: Vice President



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                         THE FROST NATIONAL BANK



                         By:   /s/ Chris W. Holder
                               -------------------------------------------------
                                  Name:  Chris W. Holder
                                  Title: Senior Vice President



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                         HELLER FINANCIAL LEASING INC.



                         By:   /s/ Ronald R. Les
                               -------------------------------------------------
                                  Name:  Ronald R. Les
                                  Title: Vice President